PUTNAM RESEARCH FUND (the "fund"),
             a series of Putnam Investment Funds (the "Trust")
              Prospectus Supplement dated October 31, 1996
                     to Prospectus dated May 1, 1996


     The Trustees of the Trust have approved a new management contract for the fund, to take effect when and if approved by shareholders of the fund at a meeting scheduled to be held on February 6, 1997. If the proposed management contract is not approved by shareholders, this Supplement will be revised.

Under the proposed management contract, the fund would pay a quarterly base fee (subject to adjustment as provided below) to Putnam Investment Management, Inc. ("Putnam Management") based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the following annual rates, expressed as a percentage of the fund's average net assets: 0.65% of the first $500 million, 0.55% of the $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

This base fee may be increased or decreased by applying a performance adjustment formula based on the performance of the fund relative to that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index of common stocks frequently used as a general measure of U.S. stock market performance. The fee, payable for each fiscal quarter of the fund, will be increased (decreased) by an incentive payment (penalty) at the annual rate of 0.01% of average net assets for each full 1% increment by which the fund outperforms (underperforms) the S&P 500 in excess of 3%, subject to a maximum increase (decrease) of 0.07% of average net assets. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter (or the life of the fund, if shorter).
For example, under the proposed management contract, if the fund were to achieve a cumulative total return of 30% for a given three-year period and the S&P 500 were to return 25% for that same period, i.e., the fund were to outperform the S&P 500 by 5%, the fee payable to Putnam Management for the following quarter would be increased by the annual rate of 0.02% of average net assets. If the proposed management contract had been in effect on October 1, 1996, the fund's cumulative total return of 24.03%, relative to that of the S&P 500, 20.26%, would have resulted in no performance adjustment to the base fee. The examples are intended solely to illustrate the effect of the performance adjustment. The fund's actual return will vary, and may be greater or less than that of the S&P 500.